                                                                   EXHIBIT 10.32

                                                               Allen House, Inc.
                                                            Post Office Box 1470
                                                                  Gracie station
                                                        New York, New York 10028

                                          Landlord

                               EXTENSION OF LEASE

                                          Date  January 3, 1997

Tenant(s):    Mersa Corporation           Re:     LEASE
              201 Allen St. Store No.1    Dated:  January 3, 1997
              New York, NY 10002          Expires on January 31, 1997
                                          Apt.-office-etc.: Store No. 1

Dear Tenant(s):

         The LEASE referred to above expires shortly. If you wish to extend your LEASE the annual rent for the premises commencing on February 1, 1997 will
be $                payable $          monthly in advance for an extended term
of

                           PLEASE REFER TO ADDENDUM

         In connection with the foregoing, additional security will be required
in the amount of $0 making the total security of $               REFER TO LEASE

         If prior to the commencement of the extended term you default in any of the terms, covenants and conditions of the LEASE this agreement shall, at the option of the Landlord, be null and void.

         All other terms, covenants and conditions of the LEASE shall remain in full force and effect for the duration of the extended term.

         If you wish to extend the term of the LEASE please sign this agreement where indicated (x) and return two copies to the Landlord together with a check
in the amount of the additional security within          days of the above
date.

         If you intend to vacate the premises please sign your name under the words "Tenant(s) will vacate the premises at the end of the present term" and return two copies to the Landlord.

         SIGN HERE TO EXTEND LEASE

Tenant(s):  X /s/ MERSA CORPORATION       This EXTENSION AGREEMENT
                                          does not become binding until
                                          the return to you of a copy
            X /s/ Gerald Nimberg          signed by the Landlord.


Tenant(s) will vacate the premises at
the end of the term
______________________________________    Agent
______________________________________    By /s/



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             ADDENDUM TO EXTENSION OF LEASE DATED JANUARY 3, 1997
            FOR:  201 ALLEN STREET, NEW YORK 10002 (AKA: STORE #1)

Tenant covenants to pay to Owner the following sums:

                             FIVE YEAR RENT PLAN


              Year                       Increase         Monthly Rent        Yearly Rent
1.   Feb.  1, 1997 - Jan.  31, 1998         5%            $1,300.00           $15,600.00
2.   Feb.  1, 1998 - Jan.  31, 1999         5%            $1,365.00           $16,380.00
3.   Feb.  1, 1999 - Jan.  31, 2000         5%            $1,433.25           $17,199.00
4.   Feb.  1, 2000 - Jan.  31, 2001         5%            $1,504.91           $18,058.95
5.   Feb.  1, 2001 - Jan.  31, 2002         5%            $1,580.16           $18,961.90
     TOTAL:                                                                   $70,599.85


The foregoing amounts shall be payable in equal monthly installments, as set forth above, in advance, without previous demand therefor, and without any offset, counterclaim, or deduction whatsoever, on the first day of each and every calendar month throughout the term of this lease, except that the first installment or Fixed Rent shall be paid upon the execution of the lease. Tenant shall also pay as "Additional Rent" any other sums of money as shall become due and payable hereunder (as in the Original LEASE agreement), the default for which Owner shall have the same rights and remedies as for the default in the payment of Fixed Rent.

Notwithstanding the above, tenant must always maintain a security deposit, which is presently in terms with the original LEASE agreement.


/s/
   -------------------------
Tenant:  New York Payroll Co.            Landlord:  Allen House, Inc.
                                         Agent


MERSA CORP.


/s/ G. Nimberg

1/17/97                                  1/13/97
-----------------------------            ----------------------------
Date                                     Date